AXP(R)
     International
         Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP International Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    15

Notes to Financial Statements                           18

Independent Auditors' Report                            27

Federal Income Tax Information                          28

Board Members and Officers                              29

Results of Meeting of Shareholders                      32

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2 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT
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From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT
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Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Mark Burgess
                                                   (Lead PM since 9/02)
Tenure/since                                                       2/02
Years in industry                                                    17

Portfolio manager                                         Richard Falle
Tenure/since                                                       9/02
Years in industry                                                     9

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/15/84       B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INIFX          B: IWWGX          C: --            Y: IDIYX

Total net assets                                         $457.7 million
Number of holdings                                     approximately 90

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

Common stocks 95.6%
Cash equivalents 4.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

TotalFinaElf (France)                                               4.5%
BP (United Kingdom)                                                 4.2
GlaxoSmithKline (United Kingdom)                                    3.4
Royal Bank of Scotland Group (United Kingdom)                       3.0
Novartis (Switzerland)                                              2.7
Vodafone Group (United Kingdom)                                     2.6
HSBC Holdings (United Kingdom)                                      2.3
British Sky Broadcasting Group (United Kingdom)                     2.2
Nokia (Finland)                                                     2.2
Schering (Germany)                                                  2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

TOP FIVE COUNTRIES

Percentage of portfolio assets

United Kingdom                                                     30.9%
Japan                                                              20.3
France                                                              9.6
Switzerland                                                         8.9
Netherlands                                                         4.9

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the 12-month period ended Oct. 31, 2002?

A: The AXP International Fund underperformed both its benchmark and competitors during the 12-month period ended Oct. 31, 2002. For the period, the Fund's Class A shares returned a disappointing -15.55%, excluding sales charges. In comparison, the Morgan Stanley Capital International EAFE Index returned -12.93%, and the Lipper International Funds Index returned -10.26% for the same period.

Q:  What factors had the most impact on performance?

A. International stock markets ended 2001 on a strong note, as interest-rate cuts by central banks in the United States and Europe gave rise to the belief that economic growth would be robust. As we moved into 2002, however, data began to indicate that the global economic recovery would not be as strong as originally expected. In addition, concerns over corporate governance, primarily of U.S. companies, had a spillover effect in international markets. Because uncertainty dominated market sentiment, investors tended to stay on the sidelines, and most of the major equity markets declined.

    In this environment, our stock selection in Japan, where we favored industrials and materials, detracted from performance. Our underweighting in the emerging markets late in 2001 and early 2002 also held back results, as did our stock picks in energy, technology and financial companies.

    Although our regional allocation worked out well, with good positioning in Europe and the emerging markets, during May through September we should have been more heavily weighted, relative to the benchmark, in the Pacific area, excluding Japan, where our stock selection was positive.

(bar graph)
             PERFORMANCE COMPARISON
         For the year ended Oct. 31, 2002
  0%
 -5%                    (bar 2)        (bar 3)
-10%      (bar 1)       -12.93%        -10.26%
-15%      -15.55%
-20%

(bar 1) AXP International Fund Class A (excluding sales charge)
(bar 2) MSCI EAFE Index (unmanaged)
(bar 3) Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > In the longer term, we are seeking companies that through pricing and product innovation have the potential to generate solid revenues in a low-growth and low-inflation environment. (end callout quote)

Q.  How did you manage the fund?

A. After holding a relatively high level of cash, we moved the portfolio to a more fully invested position. We particularly favored European stocks and focused on areas that had relatively good economies that we believed would recover in the short term. We added technology and telecommunications companies to the portfolio. While we reduced holdings in some European banks, we increased investment in the insurance area. Insurance stocks had declined significantly in the aftermath of Sept. 11, 2001 and had reached what we believed were attractive valuations. Some of the best performing stocks in the portfolio were in the consumer staples area. Consumer staples are considered defensive issues because they tend to perform well in any economic environment.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (11/15/84)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -15.55%      -20.41%       -16.16%      -19.51%      -16.27%      -16.27%      -15.43%      -15.43%
5 years                  -6.57%       -7.67%        -7.27%       -7.40%         N/A          N/A        -6.42%       -6.42%
10 years                 +1.57%       +0.97%         N/A           N/A          N/A          N/A          N/A          N/A
Since inception            N/A         N/A          -1.75%       -1.75%      -27.15%      -27.15%       -0.85%       -0.85%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Questions & Answers

    Investors often gravitate toward consumer staples companies during periods of economic weakness, because consumers tend to spend on necessities, such as food and beverages, even during difficult times. We began taking profits in this area toward the end of the period. We underweighted the portfolio, relative to its benchmark, in early cyclical stocks, which tend to do well in the early stages of an economic recovery. We have a neutral position in the materials sector, such as paper and steel companies, where prospects are relatively favorable.

    In Japan, we took a defensive approach. We reduced investments in companies that are dependent on a robust worldwide economic recovery and increased the Fund's exposure to more stable growth names. This strategy reflects our belief that the worldwide economic recovery may be relatively weak. We also added to companies that we believe should benefit from strong domestic spending, particularly in areas that will be involved with government reforms of the banking sector. We believe that corporate profit growth in Japan will come from restructuring and cost-cutting measures rather than from top-line revenue growth. While this may result in increased profits for some companies over the next fiscal year, we intend to focus on companies that have the potential for sustainable growth over the long term. At the end of the period, the Fund's weighting in Japan was below that of its benchmark, the Morgan Stanley Capital International EAFE Index.

    We also took a more defensive approach in the Pacific Rim. This resulted in increased investment in Australia where we focused on companies with good earnings prospects and superior corporate governance.

    Early in 2002, we broadened the portfolio's mandate to include emerging market investments. We also made some management changes. We appointed new portfolio managers to the Fund, and added senior research analysts in Europe.

Q:  What is your outlook?

A. We believe the markets in Europe have priced in a weaker economic environment in large areas of the market. As a result, we think European equities are undervalued and provide attractive buying opportunities. As we select stocks for the portfolio, we will focus on the quality of companies' balance sheets, credit quality and prospects for cash flow generation in the short term. In the longer term, we are seeking companies that through pricing and product innovation have the potential to generate solid revenues in a low-growth and low-inflation environment.

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9 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP International Fund Class A shares (from 11/1/92 to 10/31/02) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP INTERNATIONAL FUND
$30,000

$22,500        (solid line) AXP International Fund Class A

$15,000        (dotted line) MSCI EAFE Index(1)

 $7,500        (dashed line) Lipper International Funds Index(2)

        `92    `93   `94    `95    `96   `97    `98   `99    `00    `01   `02

(solid line) AXP International Fund Class A $11,012 (dotted line) MSCI EAFE Index(1) $15,309 (dashed line) Lipper International Funds Index(2) $17,241

(1) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
    Class A with Sales Charge as of Oct. 31, 2002
1 year                                            -20.41%
5 years                                            -7.67%
10 years                                           +0.97%
Since inception                                     N/A

Results for other share classes can be found on page 8.

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10 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP International Fund

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (93.8%)(c)
Issuer                                                Shares            Value(a)

Australia (1.5%)

Banks and savings & loans (0.5%)
Australia & New Zealand
  Banking Group                                      225,400          $2,355,576

Retail (1.0%)
Woolworths                                           627,701           4,288,484

Finland (3.4%)

Communications equipment & services (2.2%)
Nokia                                                583,927           9,917,209

Paper & packaging (1.2%)
Stora Enso                                           531,464           5,526,242

France (9.4%)

Banks and savings & loans (1.5%)
BNP Paribas                                          177,017           7,057,575

Energy (4.5%)
TotalFinaElf                                         146,388          20,165,054

Health care (2.0%)
Aventis                                              151,742           9,083,828

Leisure time & entertainment (1.4%)
Accor                                                185,484           6,585,100

Germany (3.9%)

Automotive & related (1.0%)
DaimlerChrysler                                      128,597           4,425,399

Health care (2.1%)
Schering                                             217,160           9,866,657

Utilities -- electric (0.8%)
RWE                                                  111,885           3,478,003

Italy (0.9%)

Banks and savings & loans
Unicredito Italiano                                1,070,620           4,028,893

Japan (19.9%)

Automotive & related (1.5%)
Nissan Motor                                         480,000           3,686,882
Toyota Motor                                         127,000           3,089,217
Total                                                                  6,776,099

Banks and savings & loans (2.0%)
Mitsubishi Tokyo Financial Group                         550           3,587,054
Mitsui Fudosan                                       706,000           5,411,265
Total                                                                  8,998,319

Chemicals (0.6%)
Shin-Etsu Chemical                                    84,600           2,610,301

Communications equipment & services (1.1%)
NTT DoCoMo                                             2,692           4,966,060

Computers & office equipment (1.5%)
Canon                                                 51,000           1,881,642
Nomura Research Institute                             47,000           4,856,910
Total                                                                  6,738,552

Electronics (1.8%)
Hitachi                                              321,000           1,255,073
Keyence                                               15,900           2,632,046
Rohm                                                  24,500           3,085,749
Tokyo Electron                                        36,500           1,471,798
Total                                                                  8,444,666

Financial services (1.3%)
Nomura Holdings                                      424,000           4,879,928
Sumitomo Trust & Banking                             256,000           1,170,190
Total                                                                  6,050,118

Furniture & appliances (0.6%)
Matsushita Electric Industrial                       256,000           2,683,079

Health care (1.5%)
Chugai Pharmaceutical                                126,300           1,032,998
Fujisawa Pharmaceutical                               73,000           1,418,170
Takeda Chemical Inds                                 107,000           4,445,596
Total                                                                  6,896,764

See accompanying notes to investments in securities.

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11 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT
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Common stocks (continued)
Issuer                                                Shares            Value(a)

Japan (cont.)

Household products (1.0%)
Kao                                                  191,000          $4,365,358

Industrial equipment & services (0.4%)
Amada                                                175,000             539,956
SMC                                                   16,200           1,282,671
Total                                                                  1,822,627

Insurance (0.5%)
Millea Holdings                                          315(b)        2,352,665

Media (0.8%)
Dentsu                                                   469           1,546,617
Sony                                                  52,800           2,271,292
Total                                                                  3,817,909

Multi-industry conglomerates (1.9%)
Mitsubishi                                           406,000           2,535,222
Secom                                                 60,000           2,120,643
Sumitomo Chemical                                  1,476,000           4,421,614
Total                                                                  9,077,479

Retail (1.3%)
Ito-Yokado                                            99,000           3,086,932
Seven-Eleven Japan                                   100,000           2,824,259
Total                                                                  5,911,191

Textiles & apparel (0.4%)
Asahi Glass                                          274,000           1,639,393

Transportation (1.0%)
East Japan Railway                                       535           2,436,781
Yamato Transport                                     158,000           2,250,510
Total                                                                  4,687,291

Utilities -- electric (0.3%)
Tokyo Electric Power                                  68,800           1,271,994

Utilities -- telephone (0.4%)
Nippon Telegraph & Telephone                             542           1,986,434

Luxembourg (1.2%)

Metals
Arcelor                                              498,536(b)        5,386,269

Mexico (1.5%)

Financial services (0.9%)
Grupo Financiero BBVA
  Bancomer Cl B                                    5,152,886(b)        4,030,530

Retail (0.6%)
Wal-Mart de Mexico                                 1,066,363           2,678,776

Netherlands (4.8%)

Energy (1.8%)
Royal Dutch Petroleum                                193,653           8,376,713

Food (1.2%)
Unilever                                              84,378           5,410,480

Industrial equipment & services (1.1%)
Koninklijke (Royal) Philips
  Electronics                                        275,668           4,941,192

Transportation (0.7%)
TPG                                                  208,537           3,378,572

Portugal (1.8%)

Utilities -- telephone
Portugal Telecom                                   1,395,989           8,432,932

Singapore (1.3%)

Banks and savings & loans (1.0%)
United Overseas Bank                                 630,000           4,781,107

Transportation (0.3%)
Keppel                                               507,000           1,263,408

South Korea (0.8%)

Automotive & related
Hyundai Motor                                        140,490           3,568,458

Spain (3.4%)

Banks and savings & loans (1.3%)
Banco Santander Central Hispano                      945,377           5,795,120

Beverages & tobacco (0.9%)
Altadis                                              184,784           3,906,871

Utilities -- electric (1.2%)
Endesa                                               575,101           5,940,120

See accompanying notes to investments in securities.

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12 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Switzerland (8.7%)

Banks and savings & loans (1.5%)
UBS                                                  139,772(b)       $6,660,995

Chemicals (0.7%)
Syngenta                                              54,135           3,221,623

Food (2.0%)
Nestle                                                43,033           9,226,354

Health care (2.5%)
Novartis                                             313,137          11,942,564

Insurance (2.0%)
Swiss Reinsurance                                    128,997           8,956,911

Taiwan (1.1%)

Banks and savings & loans (0.6%)
Chinatrust Financial Holding                       3,185,000(b)        2,538,469

Electronics (0.5%)
Taiwan Semiconductor Mfg                           1,807,000           2,417,652

United Kingdom (30.2%)

Airlines (0.6%)
British Airways                                    1,253,593(b)        2,593,748

Banks and savings & loans (4.4%)
Lloyds TSB Group                                     788,049           6,780,963
Royal Bank of Scotland Group                         581,197          13,675,610
Total                                                                 20,456,573

Building materials & construction (1.0%)
Invensys                                           4,471,604           4,477,327

Communications equipment & services (3.4%)
GlaxoSmithKline                                      810,458          15,469,127

Energy (4.0%)
BP                                                 2,938,638          18,849,742

Financial services (2.3%)
HSBC Holdings                                        930,298          10,362,811

Food (1.1%)
Compass Group                                      1,129,703           5,006,217

Health care (0.2%)
Amersham                                              90,491             816,877

Media (2.2%)
British Sky Broadcasting Group                     1,053,368(b)        9,945,643

Metals (2.2%)
BHP Billiton                                         830,163           4,052,224
Rio Tinto                                            324,106           5,856,586
Total                                                                  9,908,810

Multi-industry conglomerates (0.9%)
Rentokil Initial                                   1,265,815           4,292,446

Retail (3.5%)
Next                                                 294,804           4,104,865
Signet Group                                       1,977,167           2,753,017
Tesco                                              3,115,251           9,662,326
Total                                                                 16,520,208

Utilities -- gas (1.8%)
Centrica                                           2,882,417           8,207,363

Utilities -- telephone (2.6%)
Vodafone Group                                     7,337,742          11,795,591

Total common stocks
(Cost: $495,625,809)                                                $429,431,918

Short-term securities (4.3%)
Issuer                      Annualized              Amount              Value(a)
                           yield on date          payable at
                            of purchase            maturity

U.S. government agencies (3.6%)
Federal Natl Mtge Assn Disc Nts
         12-02-02              1.69%                $800,000            $798,798
         12-10-02              1.64               10,000,000           9,981,778
         12-20-02              1.70                3,800,000           3,790,944
         12-24-02              1.65                1,700,000           1,695,786
Total                                                                 16,267,306

Commercial paper (0.7%)
Abbey Natl North America
         11-01-02              1.89                3,400,000           3,399,822

Total short-term securities
(Cost: $19,668,147)                                                  $19,667,128

Total investments in securities
(Cost: $515,293,956)(d)                                             $449,099,046

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $520,696,365 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  4,477,126
     Unrealized depreciation                                       (76,074,445)
                                                                   -----------
     Net unrealized depreciation                                  $(71,597,319)
                                                                  ------------

--------------------------------------------------------------------------------
14 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP International Fund

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $515,293,956)                                                                     $ 449,099,046
Cash in bank on demand deposit                                                                                6,482
Foreign currency holdings (identified cost $1,695,110) (Note 1)                                           1,694,323
Capital shares receivable                                                                                 1,680,735
Dividends and accrued interest receivable                                                                 1,492,042
Receivable for investment securities sold                                                                 5,515,310
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                             31
                                                                                                                 --
Total assets                                                                                            459,487,969
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                    1,012,880
Payable for investment securities purchased                                                                 523,709
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                         11,217
Accrued investment management services fee                                                                    9,835
Accrued distribution fee                                                                                      4,617
Accrued service fee                                                                                             189
Accrued transfer agency fee                                                                                   6,865
Accrued administrative services fee                                                                             720
Other accrued expenses                                                                                      247,625
                                                                                                            -------
Total liabilities                                                                                         1,817,657
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $ 457,670,312
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     923,709
Additional paid-in capital                                                                              986,660,420
Undistributed net investment income                                                                       1,495,643
Accumulated net realized gain (loss) (Note 7)                                                          (465,237,599)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (66,171,861)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 457,670,312
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 292,179,460
                                                            Class B                                   $  96,058,593
                                                            Class C                                   $     901,825
                                                            Class Y                                   $  68,530,434
Net asset value per share of outstanding capital stock:     Class A shares         58,754,998         $        4.97
                                                            Class B shares         19,694,978         $        4.88
                                                            Class C shares            185,869         $        4.85
                                                            Class Y shares         13,735,053         $        4.99
                                                                                   ----------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP International Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                                              $ 12,981,352
Interest                                                                                                    649,314
   Less foreign taxes withheld                                                                           (1,509,912)
                                                                                                         ----------
Total income                                                                                             12,120,754
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        4,334,965
Distribution fee
   Class A                                                                                                  984,188
   Class B                                                                                                1,527,649
   Class C                                                                                                   12,039
Transfer agency fee                                                                                       2,542,736
Incremental transfer agency fee
   Class A                                                                                                  143,934
   Class B                                                                                                   99,796
   Class C                                                                                                      646
Service fee -- Class Y                                                                                       74,972
Administrative services fees and expenses                                                                   357,775
Compensation of board members                                                                                13,480
Custodian fees                                                                                              181,259
Printing and postage                                                                                        257,548
Registration fees                                                                                            64,908
Audit fees                                                                                                   39,500
Other                                                                                                         9,530
                                                                                                              -----
Total expenses                                                                                           10,644,925
   Earnings credits on cash balances (Note 2)                                                                (2,900)
                                                                                                             ------
Total net expenses                                                                                       10,642,025
                                                                                                         ----------
Investment income (loss) -- net                                                                           1,478,729
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (54,493,523)
   Foreign currency transactions                                                                            171,561
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (54,321,962)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (30,378,514)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (84,700,476)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(83,221,747)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP International Fund

Year ended Oct. 31,                                                                 2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $  1,478,729        $   (1,408,673)
Net realized gain (loss) on investments                                           (54,321,962)         (386,252,530)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (30,378,514)          (62,774,469)
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                   (83,221,747)         (450,435,672)
                                                                                  -----------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (5,656,216)                   --
     Class B                                                                         (288,769)                   --
     Class C                                                                          (10,936)                   --
     Class Y                                                                       (1,101,121)                   --
   Net realized gain
     Class A                                                                               --          (129,019,832)
     Class B                                                                               --           (61,998,632)
     Class C                                                                               --              (110,647)
     Class Y                                                                               --           (16,584,142)
                                                                                  -----------          ------------
Total distributions                                                                (7,057,042)         (207,713,253)
                                                                                   ----------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        284,033,503           307,561,136
   Class B shares                                                                  18,373,065            39,263,056
   Class C shares                                                                   1,526,218             1,321,518
   Class Y shares                                                                 203,270,792           120,973,721
Reinvestment of distributions at net asset value
   Class A shares                                                                   5,522,769           126,297,362
   Class B shares                                                                     284,602            61,316,935
   Class C shares                                                                      10,820               110,647
   Class Y shares                                                                   1,016,173            16,584,142
Payments for redemptions
   Class A shares                                                                (401,259,872)         (442,897,552)
   Class B shares (Note 2)                                                        (90,155,847)         (121,707,482)
   Class C shares (Note 2)                                                         (1,676,707)             (186,050)
   Class Y shares                                                                (195,013,558)         (127,942,381)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                (174,068,042)          (19,304,948)
                                                                                 ------------           -----------
Total increase (decrease) in net assets                                          (264,346,831)         (677,453,873)
Net assets at beginning of year                                                   722,017,143         1,399,471,016
                                                                                  -----------         -------------
Net assets at end of year                                                       $ 457,670,312        $  722,017,143
                                                                                =============        ==============
Undistributed net investment income                                             $   1,495,643        $    7,055,948
                                                                                -------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP International Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings were entirely comprised of Taiwan Dollars.

--------------------------------------------------------------------------------
19 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $18,008 and accumulated net realized loss has been increased by $181,027 resulting in a net reclassification adjustment to increase paid-in capital by $163,019.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                        2002                     2001

Class A
Distributions paid from:
     Ordinary income                   $5,656,216              $         --
     Long-term capital gain                    --               129,019,832

Class B
Distributions paid from:
     Ordinary income                      288,769                        --
     Long-term capital gain                    --                61,998,632

Class C
Distributions paid from:
     Ordinary income                       10,936                        --
     Long-term capital gain                    --                   110,647

Class Y
Distributions paid from:
     Ordinary income                    1,101,121                        --
     Long-term capital gain                    --                16,584,142

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   1,495,643
Accumulated gain (loss)                                       $(459,835,190)
Unrealized appreciation (depreciation)                        $ (71,574,270)

--------------------------------------------------------------------------------
20 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $520,675 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

--------------------------------------------------------------------------------
21 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $321,297 for Class A, $107,077 for Class B and $370 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $2,900 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $618,325,972 and $798,126,814 respectively, for the year ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $297,484 for the year ended Oct. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       49,379,910         3,267,510          278,052        36,651,824
Issued for reinvested distributions           917,365            47,832            1,828           168,241
Redeemed                                  (69,070,028)      (15,830,239)        (304,605)      (34,914,727)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (18,772,753)      (12,514,897)         (24,725)        1,905,338
                                          -----------       -----------          -------         ---------

                                                               Year ended Oct. 31, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                       41,089,305         5,063,360          176,912        16,483,631
Issued for reinvested distributions        14,737,032         7,271,530           13,110         1,930,716
Redeemed                                  (57,253,085)      (16,686,568)         (26,561)      (16,745,276)
                                          -----------       -----------          -------       -----------
Net increase (decrease)                    (1,426,748)       (4,351,678)         163,461         1,669,071
                                           ----------        ----------          -------         ---------

--------------------------------------------------------------------------------
22 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date          Currency to       Currency to   Unrealized    Unrealized
                      be delivered       be received  appreciation  depreciation
Nov. 1, 2002                    83,958     10,289,445      $31       $    --
                           U.S. Dollar   Japanese Yen

Nov. 1, 2002                   259,533        404 119       --         1,920
                         British Pound    U.S. Dollar

Nov. 4, 2002                   456,378        710,706       --         3,297
                         British Pound    U.S. Dollar

Nov. 5, 2002                 4,438,319      4,389,276       --         5,992
                European Monetary Unit    U.S. Dollar

Nov. 6, 2002                   141,774     17,367,745       --             8
                           U.S. Dollar   Japanese Yen
                                                           ---       -------
Total                                                      $31       $11,217
                                                           ---       -------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has capital loss carry-over of $459,835,190 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.96       $11.17       $13.45       $10.70       $10.57
Income from investment operations:
Net investment income (loss)                                        .03          .01          .02          .03          .03
Net gains (losses) (both realized and unrealized)                  (.94)       (3.46)         .04         2.91          .54
Total from investment operations                                   (.91)       (3.45)         .06         2.94          .57
Less distributions:
Dividends from net investment income                               (.08)          --         (.14)        (.06)        (.11)
Excess distributions from net investment income                      --           --           --           --         (.01)
Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)
Total distributions                                                (.08)       (1.76)       (2.34)        (.19)        (.44)
Net asset value, end of period                                    $4.97       $ 5.96       $11.17       $13.45       $10.70

Ratios/supplemental data
Net assets, end of period (in millions)                            $292         $462         $882         $901         $794
Ratio of expenses to average daily net assets(c)                  1.54%        1.28%        1.27%        1.30%        1.26%
Ratio of net investment income (loss)
to average daily net assets                                        .39%         .07%         .14%         .27%         .52%
Portfolio turnover rate (excluding short-term securities)          103%         303%         133%         100%          92%
Total return(e)                                                 (15.55%)     (35.71%)      (2.79%)      27.81%        5.54%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.83       $11.04       $13.32       $10.62       $10.50
Income from investment operations:
Net investment income (loss)                                       (.02)        (.07)        (.08)        (.04)         .03
Net gains (losses) (both realized and unrealized)                  (.92)       (3.38)         .04         2.87          .44
Total from investment operations                                   (.94)       (3.45)        (.04)        2.83          .47
Less distributions:
Dividends from net investment income                               (.01)          --         (.04)          --         (.02)
Excess distributions from net investment income                      --           --           --           --         (.01)
Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)
Total distributions                                                (.01)       (1.76)       (2.24)        (.13)        (.35)
Net asset value, end of period                                    $4.88       $ 5.83       $11.04       $13.32       $10.62

Ratios/supplemental data
Net assets, end of period (in millions)                             $96         $188         $403         $417         $376
Ratio of expenses to average daily net assets(c)                  2.31%        2.05%        2.03%        2.07%        2.02%
Ratio of net investment income (loss)
to average daily net assets                                       (.34%)       (.70%)       (.62%)       (.49%)       (.23%)
Portfolio turnover rate (excluding short-term securities)          103%         303%         133%         100%          92%
Total return(e)                                                 (16.16%)     (36.19%)      (3.51%)      26.85%        4.71%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001       2000(b)
Net asset value, beginning of period                              $5.84       $11.05       $12.43
Income from investment operations:
Net investment income (loss)                                       (.02)        (.07)        (.04)
Net gains (losses) (both realized and unrealized)                  (.92)       (3.38)       (1.34)
Total from investment operations                                   (.94)       (3.45)       (1.38)
Less distributions:
Dividends from net investment income                               (.05)          --           --
Distributions from realized gains                                    --        (1.76)          --
Total distributions                                                (.05)       (1.76)          --
Net asset value, end of period                                    $4.85       $ 5.84       $11.05

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.31%        2.05%        2.03%(d)
Ratio of net investment income (loss)
to average daily net assets                                       (.35%)       (.64%)       (.83%)(d)
Portfolio turnover rate (excluding short-term securities)          103%         303%         133%
Total return(e)                                                 (16.27%)     (36.15%)     (11.10%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.99       $11.19       $13.46       $10.70       $10.59
Income from investment operations:
Net investment income (loss)                                        .04          .02          .04          .05          .04
Net gains (losses) (both realized and unrealized)                  (.95)       (3.46)         .05         2.91          .52
Total from investment operations                                   (.91)       (3.44)         .09         2.96          .56
Less distributions:
Dividends from net investment income                               (.09)          --         (.16)        (.07)        (.12)
Excess distributions from net investment income                      --           --           --           --         (.01)
Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)
Total distributions                                                (.09)       (1.76)       (2.36)        (.20)        (.45)
Net asset value, end of period                                    $4.99       $ 5.99       $11.19       $13.46       $10.70

Ratios/supplemental data
Net assets, end of period (in millions)                             $69          $71         $114         $100          $70
Ratio of expenses to average daily net assets(c)                  1.37%        1.11%        1.10%        1.18%        1.18%
Ratio of net investment income (loss)
to average daily net assets                                        .61%         .25%         .33%         .41%         .61%
Portfolio turnover rate (excluding short-term securities)          103%         303%         133%         100%          92%
Total return(e)                                                 (15.43%)     (35.52%)      (2.57%)      27.91%        5.59%

Notes to the financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP International Fund (a series of the AXP International Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002, and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP International Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
27 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
                 (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP International Fund
Fiscal year ended Oct. 31, 2002

Class A
Income distributions taxable as dividend income, 3.84% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.07660

Class B
Income distributions taxable as dividend income, 3.84% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00935

Class C
Income distributions taxable as dividend income, 3.84% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.04897

Class Y
Income distributions taxable as dividend income, 3.84% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.09196

--------------------------------------------------------------------------------
28 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company (textiles
                                                                                                  and chemicals), and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29-- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30-- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
31-- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP INTERNATIONAL FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           93,735,927.314                4,282,040.133
Philip J. Carroll, Jr.    94,058,588.612                3,959,378.835
Livio D. DeSimone         93,996,939.527                4,021,027.920
Barbara H. Fraser         94,017,373.282                4,000,594.165
Ira D. Hall               94,046,389.675                3,971,577.772
Heinz F. Hutter           93,962,869.314                4,055,098.133
Anne P. Jones             93,933,048.912                4,084,918.535
Stephen R. Lewis, Jr.     94,151,113.238                3,866,854.209
Alan G. Quasha            94,110,115.697                3,907,851.750
Stephen W. Roszell        94,043,045.455                3,974,921.992
Alan K. Simpson           93,739,271.933                4,278,695.514
Alison Taunton-Rigby      94,117,245.789                3,900,721.658
William F. Truscott       94,059,081.588                3,958,885.859

--------------------------------------------------------------------------------
32 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   80,427,373.308          8,717,777.809       3,098,873.330     5,773,943.000

2(b). To change the name of the Corporation.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   88,223,881.560          6,157,751.613       3,636,334.274         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   50,563,319.624          5,451,998.371       1,991,111.657     1,358,845.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   50,032,487.164          5,365,130.762       2,608,811.726     1,358,845.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
33 -- AXP INTERNATIONAL FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                        (12/02)

AXP International Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6140 X (12/02)